UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2019

DSWISS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-208083	47-4215595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 18-11, 18-12 & 18-01, Tower A, Vertical Business Suite

Jalan Kerinchi, 59200, Kuala Lumpur, Malaysia

(Address of principal executive offices (zip code))

(603) 2770-4032

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.01. Changes in Control of Registrant.

As of February 26, 2019, Teo Jen Jiang, Siow Kock Yong and Hew Yuen Foong acquired the control of 110,000,000 shares of issued and outstanding common stock of DSwiss, Inc. (the “Company”), representing approximately 53.17% of the Company’s total issued and outstanding shares of Common Stock from the Sellers in accordance with common stock purchase agreements (the “Stock Purchase Agreement”). The Stock Purchase Agreements were negotiated in an arm’s-length transaction.

The following table sets forth, as of February 26, 2019, the beneficial ownership of the outstanding common stock by any holder of more than five (5%) percent; Unless otherwise indicated, each of the stockholders named in the table below has sole voting and dispositive power with respect to such shares of common stock. As of the date of this Current Report, there are 206,904,600 shares of common stock issued and outstanding of the Company.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership (A)	Percentage of Beneficial Ownership (B)

Teo Jen Jiang (1) 50A-22-01, U-Garden, Persiaran Minden 1, 11700 Gelugor, Pulau Pinang, Malaysia.	44,000,000	21.27%
Siow Kock Yong (2) No. 69, Lorong Pekaka 4, Taman Desa Baru, 11700 Gelugor, Pulau Pinang, Malaysia	33,000,000	15.95%
Hew Yuen Foong (3) 2B-11-03, Bayswater Resort Condo, Lebuh Tunku Kudin, 11700 Gelugor, Penang, Malaysia.	33,000,000	15.95%
Leong Ming Chia Unit 18-11, 18-12 & 18-01, Tower A, Vertical Business Suite, Avenue 3, Bangsar South, No. 8, Jalan Kerinchi 59200 Kuala Lumpur	62,937,500	30.42%
Greenpro Venture Capital Limited ., OMC Office, Babrow Building, The Valley, AI-2640, Anguilla, BWI	27,000,000	13.05%
	199,937,500	96.63%

(1) Teo Jen Jiang acquired these shares at the price of $0.0003 per share with each share consisting of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) on February 26, 2019 in a private transaction with Leong Ming Chia who is our President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Chairman of the Board of Directors.

(2) Siow Kock Yong acquired these shares at the price of $0.0003 per share with each share consisting of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) on February 26, 2019 in a private transaction with Leong Ming Chia, who is our President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Chairman of the Board of Directors.

(3) Hew Yuen Foong acquired these shares at the price of $0.0003 per share with each share consisting of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) on February 26, 2019 in a private transaction with Greenpro Venture Capital Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSWISS, INC.

Date: February 27, 2019	By:	/s/ Leong Ming Chia
Leong Ming Chia
President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director (Principal Executive Officer, Principal Financial Officer)